Exhibit 10.4

OMNIBUS WAIVER AND AMENDMENT TO THE

LOAN DOCUMENTS

Dated as of March 12, 2014

OMNIBUS WAIVER AND AMENDMENT TO THE LOAN DOCUMENTS (this “Agreement”) among UNILIFE CROSS FARM LLC, a Delaware limited liability company, as Borrower (the “Borrower”), UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (“UMS, INC.”) and UNILIFE CORPORATION, a Delaware corporation (called together with UMS, INC, the “Guarantors” and each, a “Guarantor”) and METRO BANK, as Lender and Secured Party (in such capacities, the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Original Loan Agreement, or as context may require, the Original Loan Documents (each as defined below).

PRELIMINARY STATEMENTS:

A. WHEREAS, the Borrower and the Guarantors have entered into (a) that certain Loan Agreement dated as of October 20, 2010 (as the same has been amended, amended and restated, supplemented or otherwise modified prior to the date of this Agreement, the “Original Loan Agreement” and called together with this Agreement, the “Amended Agreement”) by, among others, the Borrower and the Lender and (b) the other Loan Documents relating thereto (the “Original Loan Documents” and each, an “Original Loan Document”, and such Original Loan Documents as amended by this Agreement, the “Amended Loan Documents” and each, an “Amended Loan Document”) pursuant to which the Borrower borrowed Loans from the Lender and the Borrower and the Guarantors, amongst other things, guaranteed the Obligations of the Borrower and granted security interests in substantially all of their assets as security for the Obligations;

B. WHEREAS, Borrower, the Guarantors and certain of the other subsidiaries and affiliates of the Borrower (collectively, the “Obligors” and each, an “Obligor”) are considering entering into a Credit Agreement dated on or about the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “ROS Credit Agreement”) with UMS, INC. as borrower and ROS ACQUISITION OFFSHORE LP, as lender (called together with its affiliates, successors and assigns, “ROS”) and certain other Loan Documents (as defined in the ROS Credit Agreement) with ROS pursuant to which UMS, INC. plans to borrow up to $60,000,000 in loans from ROS (the “ROS Loans”);

C. WHEREAS, as a condition precedent to entering into the ROS Credit Agreement, ROS has requested that the Obligors enter into certain other loan documents pursuant to which the Obligors will, amongst other things, provide guarantees and grant security interests in respect of substantially all the assets of the Obligors to ROS to secure the Obligors’ obligations under the ROS Credit Agreement and the Loan Documents (as defined in the ROS Credit Agreement) (collectively and as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “ROS Loan Documents” and each, a “ROS Loan Document”);

Exhibit 10.4

D. WHEREAS, in order to facilitate the Obligors’ entrance into the ROS Loan Documents, and in order to facilitate the transactions contemplated by the ROS Loan Documents and to regulate the respective rights, obligations and priorities with respect to the Collateral among the Obligors, ROS and the Lender, ROS has requested that the Borrower and Guarantors enter into this Agreement and that the Lender, certain other parties and the Obligors enter into the Mortgage Priority and Intercreditor Agreement dated on or about the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “ROS Intercreditor Agreement” and called together with the ROS Loan Documents, the “ROS Transaction Documents” and each an “ROS Transaction Document”) by and between, among others, the Obligors, the Lender and ROS (the transactions described in paragraphs (A) through (D) above and contemplated thereby are referred to herein as the “Transaction”);

E. WHEREAS, the Obligors have requested that the Lender approve the Transaction and modify certain provisions of the Original Loan Documents to facilitate the Transaction, and the Lender is willing to do so on the terms and subject to the conditions set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Recitals.

SECTION 2. Waiver. To the extent that execution and delivery of the ROS Transaction Documents, the performance by the Obligors of their obligations thereunder or the Transaction would cause a breach or default of any of the provisions of the Original Loan Documents or the Amended Loan Documents, the Lender waives each Obligor’s current and future compliance with all such provisions, including without limitation Section 6.2 of the Original Loan Agreement, solely for the purpose of permitting the execution and delivery of the ROS Transaction Documents, the performance by the Obligors of their obligations thereunder and the Transaction.

SECTION 3. Amendment to Loan Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a) The term “Loan Document” in Section 1 (Definitions) of the Original Loan Agreement is hereby amended to include a reference to this Agreement.

(b) The following Section 7.1(i) is hereby added to the Original Loan Agreement and shall read as follows:

(i) Agreements with Others (i) if Borrower or any Guarantor shall default beyond any grace period in the payment of principal or interest with respect to the ROS Loans; or (ii) if Borrower or any Guarantor otherwise defaults under the terms of the ROS Loan Documents, if the effect of such default is to enable the holder of the ROS Loans to accelerate the payment of the ROS Loans.

Exhibit 10.4

SECTION 4. Conditions to Effectiveness. This Amendment shall be effective upon:

(a) The receipt by the Lender of executed copies of this Agreement, the ROS Intercreditor Agreement, the ROS Credit Agreement and each of the other ROS Loan Documents (each in form and substance satisfactory to the Lender).

(b) Borrower’s payment of all fees and expenses incurred by Lender, including reasonable attorneys’ fees in connection with the transactions contemplated hereunder.

(c) Lender’s receipt of a fully earned non-refundable amendment fee in the amount of $40,000.

SECTION 5. Reference to and Effect on the Original Agreement and the other Original Loan Documents:

(a) On and after the effectiveness of this Agreement, each reference in the Amended Loan Agreement and the Amended Loan Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “the Loan Documents”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement and the Loan Documents shall mean and be references to the Amended Loan Amendment and the Amended Loan Documents.

(b) The Amended Loan Documents, except as specifically waived or amended by this Agreement and except as provided in that certain payoff letter, dated March [ ], 2014 among the Lender and the Borrower and the Guarantors, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any Loan Document, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

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Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNILIFE CROSS FARM LLC, as Borrower

By:	/s/ Alan Shortall
Name: Alan Shortall
Title: Chairman and CEO

UNILIFE MEDICAL SOLUTIONS, INC., as Guarantor

By:	/s/ Alan Shortall
Name: Alan Shortall
Title: Chairman and CEO

UNILIFE CORPORATION, as Guarantor

By:	/s/ Alan Shortall
Name: Alan Shortall
Title: Chairman and CEO

METRO BANK, as Lender and as Secured Party

By:	/s/ Michael J. Bunn
Name: Michael J. Bunn
Title: Regional Vice President